UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2018 (August 23, 2018)

CA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(800) 225-5224

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

As previously announced, on July 24, 2018, notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) were filed with the United States Federal Trade Commission and the United States Department of Justice with respect to the proposed merger between Broadcom Inc. and CA, Inc. At 11:59 p.m., New York City time, on August 23, 2018, the waiting period with respect to the notification and report forms filed under the HSR Act expired.

The expiration of the waiting period under the HSR Act satisfies a condition to the closing of the proposed merger. The parties continue to expect the transaction to close in the fourth calendar quarter of 2018, subject to other customary closing conditions, including the approval of CA, Inc.’s stockholders and the receipt of other required regulatory approvals.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving CA, Inc. (“CA”) and Broadcom Inc. (“Broadcom”). In connection with the proposed transaction, CA intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A that was filed with the SEC on August 10, 2018. CA subsequently mailed the definitive proxy statement and a proxy card to each stockholder of CA entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that CA has filed with the SEC or has sent to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CA HAS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CA AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction, and any other documents filed by CA with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at CA’s website (http://www.ca.com) or by contacting CA’s Investor Relations at traci.tsuchiguchi@ca.com.

Participants in the Solicitation

CA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CA’s stockholders with respect to the proposed transaction. Information about CA’s directors and executive officers and their ownership of CA’s common stock is set forth in CA’s proxy statement on Schedule 14A filed with the SEC on June 29, 2018, and CA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on May 9, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the proxy statement filed with the SEC on August 10, 2018 and other materials filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which CA refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent CA’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of CA for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect CA’s business and the price of the common stock of CA, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of CA and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on CA’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from CA’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in CA’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, CA does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CA, INC.

Date: August 24, 2018	By:	/s/ Ava M. Hahn
		Name:	Ava M. Hahn
		Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Ethics and Compliance Officer